Other Changes in Plan Assets and Benefit Obligation Recognized in Other Comprehensive Loss (Income) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Other Changes in Plan Assets and Benefit Obligation Recognized in Other Comprehensive Income (Loss):
Recognize the decrease in net gain (loss)	$ (252)	$ 604	$ (36)
Total recognized in other comprehensive loss (income)	$ (252)	$ 604	$ (36)